                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934.

                                 March 22, 2002
                Date of Report (Date of Earliest Event Reported)

                                Neogenomics, Inc.
               (Exact name of registrant as specified in charter)

                        Commission File Number: 333-72097

            Nevada                                      74-2897368
   (State of Incorporation)                      (I.R.S. Employer I.D. No.)

                            355 Interstate Boulevard
                               Sarasota, FL 34240
                    (Address of Principal Executive Offices)

                                  941/923-1949
              (Registrant's Telephone Number, Including Area Code)

Item 1.  CHANGES IN CONTROL OF REGISTRANT
         None.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         None

Item 3.  BANKRUPTCY OR RECEIVERSHIP

         None

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On March 18, 2002, the Company engaged Kingery, Crouse & Hohl, P.A., as its principal independent accountant to audit the Company's financial statements beginning with its fiscal year ending December 31, 2001. The decision to change principal accountant was recommended by the Board of Directors. Accordingly, the engagement of Sprouse & Anderson, LLP, the Company's prior independent accountants was not renewed, effective March 18, 2002.

        During the Company's two most recent fiscal years, and during the period from January 1, 2002 to March 18, 2002, there was no disagreement with Sprouse &
Anderson, LLP, on any matter of accounting principles or practices, financial

                                       1

statement disclosure, or auditing scope or procedures, which disagreement, if not solved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

        The audit reports on the financial statements of the Company as of and for the years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. However, such reports contained an explanatory paragraph regarding the uncertainty about the Company's ability to continue as a going concern.

Item 5.  OTHER EVENTS

         None

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         None

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired.

             None

         (b) Pro forma financial information.

             None

         (c) Exhibits:

             Letter of Sprouse & Winn, LLP

Item 8.  CHANGE IN FISCAL YEAR

         None

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Neogenomics, Inc.

                                            By: /s/  Matthew A. Veal
                                            Matthew A. Veal, Chief Financial Officer

                                            March 22, 2002